NEWPORT TIGER FUND, VARIABLE SERIES
                        COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

                          (each a "Fund" and collectively, the "Funds")
                        Supplement to the Prospectuses dated May 1, 2004
                          (Replacing Supplement dated October 22, 2004)



The Board of Trustees that oversees the above-listed Funds has decided to terminate each Fund. Upon termination all shareholder accounts will be liquidated and the assets distributed to each Fund's shareholders. The effective date of termination for the Funds will be on or about February 18, 2005.



November 17, 2004